UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

BlueRiver Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39961	98-1577027
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West Nottingham Drive, Suite 400 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 832 3305

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of a redeemable Warrant to acquire one Class A ordinary share	BLUA.U	NYSE American LLC
Class A ordinary share, par value $0.0001 per share	BLUA	NYSE American LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BLUA.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, on July 21, 2023, BlueRiver Acquisition Corp., a Cayman Islands exempted company (“BlueRiver”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BLUA Merger Sub LLC, a Texas limited liability company and wholly-owned subsidiary of BlueRiver (“Merger Sub”), and Spinal Stabilization Technologies, LLC, a Texas limited liability company (the “Company”). Pursuant to the Merger Agreement, (i) BlueRiver will domesticate from a Cayman Islands exempted company to a Delaware corporation (the “Domestication”) and (ii) on the Closing Date, following the Domestication, Merger Sub will merge with and into the Company (the “Merger”) the Company continuing as the surviving entity of the Merger and a subsidiary of BlueRiver.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the transactions contemplated by the Merger Agreement.

Such investor presentation and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information for Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the transactions contemplated by the Merger Agreement, BlueRiver will file the Registration Statement with the Securities and Exchange Commission (“SEC”), which will include a proxy statement of BlueRiver. BlueRiver also plans to file other documents with the SEC regarding the transactions contemplated by the Merger Agreement. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of BlueRiver. SHAREHOLDERS OF BLUERIVER AND THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUCH TRANSACTIONS. Shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about BlueRiver and the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

BlueRiver and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BlueRiver in connection with the transactions contemplated by the Merger Agreement. The Company and its respective officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of BlueRiver, as well as other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions contemplated by the Merger Agreement, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of BlueRiver or the Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements.” All statements other than statements of historical facts contained herein are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company and BlueRiver’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of, fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and BlueRiver. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; the inability of the parties to successfully or timely consummate the transactions contemplated by the Merger Agreement, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transactions contemplated by the Merger Agreement or that the approval of the shareholders of BlueRiver or the members of the Company is not obtained; the failure to realize the anticipated benefits of the transactions contemplated by the Merger Agreement; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the amount of redemption requests made by BlueRiver’s public shareholders; the ability of BlueRiver or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the transactions contemplated by the Merger Agreement or in the future and those factors discussed in BlueRiver’s final prospectus dated January 28, 2021, and any subsequently filed periodic or current reports, in each case, under the heading “Risk Factors,” and other documents of BlueRiver filed, or to be filed, with the SEC. If any of these risks materialize or BlueRiver’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither BlueRiver nor the Company presently know or that BlueRiver and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BlueRiver’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BlueRiver and the Company anticipate that subsequent events and developments will cause BlueRiver’s and the Company’s assessments to change. However, while BlueRiver and the Company may elect to update these forward-looking statements at some point in the future, BlueRiver and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing BlueRiver’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning these and other factors that may impact BlueRiver’s or the Company’s expectations and projections can be found in BlueRiver’s periodic filings with the SEC. BlueRiver’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated July 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueRiver Acquisition Corp.

By:	/s/ John Gregg
Name:	John Gregg
Title:	Co-Chief Executive Officer

Dated: July 27, 2023